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                                                        June 3, 2005


                                                        261 Baird Court
                                                        Woodbury, New York 11797


Ms. Kathleen Shannon
American International Group, Inc.
70 Pine Street
New York, New York 10270


Dear Ms. Shannon:

      This letter serves to tender my resignation, effective immediately, from the Board of Directors of American International Group, Inc. ("AIG"), as well as from all other subsidiary companies of AIG where I am still a director.



                                                        Very Truly Yours,

                                                        /s/ HOWARD I. SMITH
                                                        -------------------
                                                        Howard I. Smith